SUP-0114-0144-0817

AB GOVERNMENT EXCHANGE RESERVES

AB BOND FUND, INC.

-AB Government Reserves Portfolio

Supplement dated August 2, 2017 to the Prospectus and Summary Prospectus dated July 11, 2016, as amended, for AB Government Exchange Reserves (“Exchange Reserves”), offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of Exchange Reserves, and the Prospectus dated August 31, 2016 for AB Government Reserves Portfolio (“Government Reserves”), offering Class 1 shares of Government Reserves (together, the “Prospectuses”).

On August 2, 2017, the Board of Directors of AB Bond Fund, Inc. (the “Company”) and the Board of Trustees of Exchange Reserves approved the acquisition of the respective assets and assumption of the respective liabilities of each of Government Reserves, a series of the Company, and Exchange Reserves (each, an “Acquired Fund” and together, the “Acquired Funds”) by AB Government Money Market Portfolio (the “Acquiring Fund”, and together with the Acquired Funds, the “Funds”), a series of AB Fixed-Income Shares, Inc. The Funds pursue identical investment objectives and strategies.

At the time of the acquisitions, all of the Acquired Funds’ assets and liabilities will be transferred to the Acquiring Fund, and shareholders of the Acquired Funds will receive shares of the same class of the Acquiring Fund, except that Class R shareholders of Exchange Reserves will receive Class I shares of the Acquiring Fund, in exchange for their shares of the Acquired Funds.

The Acquired Funds will distribute to shareholders information about the Acquired Funds’ acquisitions. The acquisitions do not require approval of either the Acquired Funds’ or the Acquiring Fund’s shareholders. The acquisitions are expected to occur on or about November 10, 2017.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0114-0144-0817